                                                                  EXHIBIT 99.1
                                 AMENDMENT NO. 3


       AMENDMENT NO. 3 dated as of May 12, 1999 between Nextel Argentina S.R.L. (the "Borrower") and the parties below the title "Lenders" on the signature pages hereof (the "Lenders").

       The Borrower, the Subsidiary Guarantors named therein, the Lenders and The Chase Manhattan Bank, as Administrative Agent, are parties to a Credit Agreement dated as of February 27, 1998 (as amended by Amendment No. 1 and Waiver dated as of May 8, 1998 and Amendment No. 2 dated as of September 30, 1998 and as further modified, supplemented and in effect from time to time, the "Credit Agreement") and wish to amend certain provisions of the Credit Agreement.

       Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

       Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 hereof, the Lenders hereby agree that the Credit Agreement is hereby amended as follows:

       A. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be a reference to the Credit Agreement as amended hereby.

       B. Section 1.01 of the Credit Agreement is amended by inserting the following definitions (or, in the case of any definition for a term that is defined in the Credit Agreement before giving effect to this Amendment No. 3, by deleting the existing definition and replacing it with that set forth below):

       "Account Control Agreement" means an Account Control Agreement substantially in the form attached hereto as Exhibit C-3, pursuant to which the Borrower,


                                 Amendment No. 3
   the Administrative Agent and The Chase Manhattan Bank make certain agreements with respect to the Equity Contribution Account.

       "Amendment No. 3" means Amendment No. 3 to the Credit Agreement dated as of May 12, 1999 between the Borrower and the Required Lenders.

       "Amendment No. 3 Effective Date" has the meaning assigned to that term in
   Section 3 of Amendment No. 3.

       "Applicable Margin" means (a) 5.00% per annum in the case of Eurodollar Loans and (b) 4.00% per annum in the case of ABR Loans.

       "Capital Subscription Agreement" means an Amended and Restated Capital Subscription Agreement substantially in the form attached hereto as Exhibit D-1, pursuant to which the Parent Shareholder agrees to capitalize the Parent and the Parent agrees to capitalize the Borrower, in each case by investing in the equity capital of the Parent and the Borrower, as applicable.

       "Commitment Termination Date" means September 29, 2000.

       "Consent and Agreement" means an Amended and Restated Consent and Agreement substantially in the form attached hereto as Exhibit D-2, pursuant to which the Parent Shareholder and the Parent consent to the collateral assignment by the Parent and the Borrower to the Administrative Agent of their respective rights under the Capital Subscription Agreement.

       "Equity Contribution Account" means the Collateral Account so named in the Undertaking and Security Agreement.

       "Incremental Facility Commitment" means the commitment of each Incremental Facility Lender to make Incremental Facility Loans, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 or
   Section 2.09(b) and (b) reduced or increased from time to time pursuant to assignments by or to any such Incremental Facility Lender pursuant to Section
   10.04. The aggregate initial amount of the Incremental Facility Commitment is $50,000,000.

       "Incremental Facility Lender" means each of Motorola Credit Corporation, a Delaware corporation, and any other Person that shall become a party hereto pursuant to


                                 Amendment No. 3
   an Assignment and Acceptance with respect to the Incremental Facility Commitment or the Incremental Facility Loans.

       "Incremental Facility Loans" means the Loans described in Section 2.01(e) which may be ABR Loans and/or Eurodollar Loans. References herein to a "Series" of Incremental Facility Loans shall be deemed to refer to the Incremental Facility Loans.

       "Lenders" means each Person listed on Schedule I, any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance (other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance) and each Incremental Facility Lender.

       "Motorola" means Motorola, Inc., a Delaware corporation.

       "Security Documents" means, collectively, the Parent Pledge Agreement, the Undertaking and Security Agreement, the Cayman Islands Pledge Agreement, the Security Agreements, the Mortgages, the Consent and Agreement, the Account Control Agreement and all instruments required hereby or thereby to be filed with respect to the Liens created pursuant thereto.

       "Subscribers" means, as at any date, the number of digital handsets (including car phones) in use by customers of the Borrower and its Subsidiaries subscribing to, and paying for, SRCE service (Servicio Radioelectrico de Concentracion de Enlaces) provided by the Borrower or any of its Subsidiaries, so long as, unless such customers have paid for such service in advance or placed a deposit equal to at least thirty days of service with the Borrower or one its Subsidiaries, such customers have been subscribing to such service for a period of not less than 30 days as of such date (but excluding any customer to the extent the accounts receivable generated by operation of such handset are more than 90 days past due as of such date).

       "Undertaking and Security Agreement" means an Amended and Restated Undertaking and Security Agreement substantially in the form of the amendment attached hereto as Exhibit C-2.

       C. Section 2.01(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

       "(e) Incremental Facility Loans. Subject to the terms and conditions herein, each Incremental Facility Lender agrees to make one or more term loans to the Borrower from


                                 Amendment No. 3
   time to time during the Availability Period, in an aggregate principal amount up to but not exceeding the amount of the Incremental Facility Commitment. Amounts repaid in respect of Incremental Facility Loans may not be reborrowed."

       D. Section 7.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

   "SECTION 7.08. Certain Financial Covenants.

       (a) Leverage Ratio. The Borrower will not permit the Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:


                      Period                                            Ratio
                      ------                                            -----
From September 30, 2000                                               10.00 to 1
  through December 30, 2000

From December 31, 2000                                                7.00 to 1
  through March 30, 2001

From March 31, 2001                                                   5.00 to 1
  through June 29, 2001

From June 30, 2001                                                    4.00 to 1
  through September 29, 2001

From September 30, 2001                                               3.50 to 1
  and at all times thereafter


       (b) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:


                      Period                                            Ratio
                      ------                                            -----

From September 30, 2000                                               0.75 to 1
  through December 30, 2000

From December 31, 2000                                                1.00 to 1
  through March 30, 2001

                                 Amendment No. 3

From March 31, 2001                                                   2.00 to 1
  through June 29, 2001

From June 30, 2001                                                    2.00 to 1
  through September 29, 2001

From September 30, 2001                                               2.50 to 1
  through December 30, 2001

From December 31, 2001                                                3.00 to 1
  and at all times thereafter


       (c) Capital Expenditures. The Borrower will not permit the aggregate cumulative amount of Capital Expenditures by the Borrower and its Subsidiaries for any period commencing on January 1, 1999 and ending on any of the dates set forth below to exceed the following respective amount set forth below opposite such date:


                       Date                                       Cumulative Amount
                       ----                                       -----------------

December 31, 1999                                                  U.S. $58,700,000

December 31, 2000                                                 U.S. $129,300,000

December 31, 2001                                                 U.S. $179,700,000

December 31, 2002                                                 U.S. $228,600,000

March 31, 2003                                                    U.S. $232,000,000

   provided that the Borrower may permit the aggregate amount of Capital Expenditures to exceed the respective amounts set forth above to the extent that investments are made in the Equity Capital of the Borrower pursuant to the Capital Subscription Agreement in an aggregate amount equal to such excess amounts (in addition to the amounts of Equity Capital required to be invested pursuant to Section 7.08(f) and contributed pursuant to Section 7.08(g)).


                                 Amendment No. 3

      (d) Minimum Subscribers. The Borrower will not permit the aggregate number of Subscribers to be less than the following respective numbers for the following respective periods:


                      Period                                      Minimum Number of
                      ------                                      -----------------
                                                                     Subscribers
                                                                     -----------
From June 30, 1999                                                      35,000
   through September 29, 1999

From September 30, 1999                                                 50,000
  through December 30, 1999

From December 31, 1999                                                  70,000
  through March 30, 2000

From March 31, 2000                                                     85,000
  through June 29, 2000

From June 30, 2000                                                      98,500
  through September 29, 2000

From September 30, 2000                                                 112,500
  through December 30, 2000

From December 31, 2000                                                  127,500
  through March 30, 2001

From March 31, 2001                                                     145,000
  through June 29, 2001

From June 30, 2001                                                      163,000
  through September 29, 2001

From September 30, 2001                                                 182,000
  through December 30, 2001

From December 31, 2001                                                  200,000
  and at all times thereafter


                                 Amendment No. 3

       (e) Minimum Revenues. The Borrower will not permit the aggregate amount of the revenues of the Borrower and its Subsidiaries from the operation of its network system for any period of four consecutive quarters ending during the following respective periods to be less than the following respective amounts:


                      Period                                            Amount
                      ------                                            ------
From June 30, 1999                                                 U.S. $25,000,000
   through September 29, 1999

From September 30, 1999                                            U.S. $33,500,000
  through December 30, 1999

From December 31, 1999                                             U.S. $43,500,000
  through March 30, 2000

From March 31, 2000                                                U.S. $52,500,000
  through June 29, 2000

From June 30, 2000                                                 U.S. $65,500,000
  through September 29, 2000

From September 30, 2000                                            U.S. $76,000,000
  through December 30, 2000

From December 31, 2000                                             U.S. $88,000,000
  through March 30, 2001

From March 31, 2001                                                U.S. $107,000,000
  through June 29, 2001

From June 30, 2001                                                 U.S. $123,500,000
  through September 29, 2001

From September 30, 2001                                            U.S. $141,000,000
  through December 30, 2001

From December 31, 2001                                             U.S. $160,000,000
  and at all times thereafter


                                 Amendment No. 3

       (f) Equity Contributions. By each of the dates set forth below, as more particularly provided in Section 2 of the Capital Subscription Agreement, the aggregate amount of investments in the Equity Capital of the Borrower (together with funds on deposit in the Equity Contribution Account) made by the Parent on or after January 1, 1999 shall be in a cumulative amount at least equal to the amount as set forth below opposite such dates (such amounts including the amount of Equity Capital contributed on or after January 1, 1999 but prior to the Amendment No. 3 Effective Date, but excluding any Equity Capital permitted to be contributed pursuant to Section 7.08(g)):


                       Date                                             Amount
                       ----                                             ------
Amendment No. 3 Effective                                          U.S. $65,500,000
 Date

December 31, 1999                                                  U.S. $83,500,000

March 31, 2000                                                     U.S. $90,500,000

June 30, 2000                                                      U.S. $111,500,000

September 30, 2000                                                 U.S. $135,500,000

December 31, 2000                                                  U.S. $168,500,000

March 31, 2001                                                     U.S. $175,500,000

December 31, 2001                                                  U.S. $188,000,000

September 30, 2002                                                 U.S. $237,500,000


   provided that, with the prior written consent of the Required Lenders, the amount set forth above for any December 31 may be reduced (x) to the extent the amount of Capital Expenditures by the Borrower and its Subsidiaries through such December 31 are less than the maximum amount of Capital Expenditures permitted through such December 31 by Section 7.08(c) and on the condition that the maximum amounts of Capital Expenditures permitted by said Section are reduced by an equivalent amount, or (y) to the extent the operating performance of the Borrower or the expected operating performance of the Borrower would indicate an excess amount in the Equity Contribution Account.

       (g) Cure of Event of Default. Without limiting the obligations of the Borrower under Sections 7.08(a), (b) and (e), a breach by the Borrower as of the last day of any


                                 Amendment No. 3
   fiscal quarter or any fiscal year of its obligations under said Sections shall not constitute an Event of Default hereunder until the date (the "Cut-Off Date") which is the earlier of the date thirty days after (a) the date the financial statements for the Borrowers and their Subsidiaries with respect to such fiscal quarter or fiscal year, as the case may be, are delivered pursuant to Section 6.01(a) or 6.01(b) or (b) the latest date on which such financial statements are required to be delivered pursuant to
   Section 6.01(a) or 6.01(b), provided that, if following the last day of such fiscal quarter or fiscal year and prior to the Cut-Off Date, the Borrower shall have received Equity Contributions in an amount sufficient to bring the Borrower into compliance with said Sections 7.08(a), (b) and (e), assuming that the Leverage Ratio, Interest Coverage Ratio or amount of the revenues (as the case may be), as of the last day of such fiscal quarter or fiscal year, as the case may be, were recalculated by adding the amount of such Equity Contributions to (i) the denominator of the Leverage Ratio (after giving effect to the multiplication set forth in the definition thereof),
   (ii) the numerator of the Interest Coverage Ratio (after giving effect to the multiplication set forth in the definition thereof) or (iii) the amount of the revenues of the Borrower and its Subsidiaries, then such breach or breaches shall be deemed to have been cured; provided, further, that breaches of Sections 7.08(a), (b) or (e) hereof may not be deemed to be cured pursuant to this Section 7.08(g) (x) more than twice during the term of this Agreement or (y) during consecutive fiscal quarters."

       E. Section 10.01(a) of the Credit Agreement is amended to read in its entirety as follows:

       "(a) if to the Borrower, to Nextel Argentina S.R.L., Palestina 977, Capital Federal C.P. 1182, Buenos Aires, Argentina, Attention: Managing Director, Telephone: 54.11.4959.9990; with a copy to Nextel International, Inc., 2001 Edmund Halley Drive, Reston, VA 20191, Attention: Chief Financial Officer, Telephone:________________".

       F. Exhibits C-2, D-1 and D-2 to the Credit Agreement are replaced in their entirety with Exhibits C-2, D-1 and D-2 hereto. Exhibit C-3 is added to the Credit Agreement in the form attached as Exhibit C-3 hereto.

       Section 3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective upon the date (the "Amendment No. 3 Effective Date") on which the following conditions are satisfied, each to the satisfaction of the Administrative Agent:

       (a) Execution. This Amendment No. 3 shall have been duly executed and delivered by each of the Borrower, the Lenders constituting the Required Lenders and

                                 Amendment No. 3

   Motorola Credit Corporation, and the Consent and Agreement to Amendment set forth on the signature pages below by each of the Relevant Parties shall have been duly executed and delivered by each of the Relevant Parties.

       (b) Capital Subscription Agreement, Etc. Each of the Capital Subscription Agreement and the Consent and Agreement shall have been duly executed and delivered by the Parent Shareholder, the Parent and the Borrower.

       (c) Undertaking and Security Agreement; Account Control Agreement. Each of the Undertaking and Security Agreement and the Account Control Agreement shall have been duly executed and delivered by each of the Borrower, the Parent and the Administrative Agent.

       (d) Equity Contributions. The Parent and the Parent Shareholder shall have made the Equity Contributions required to be made pursuant to the Capital Subscription Agreement as of the Amendment No. 3 Effective Date.

       (e) Equipment Purchase Agreement. The Borrower and Motorola shall have duly executed and delivered an equipment purchase contract providing for the purchase by the Borrower, and the sale by Motorola, of equipment for installation in the system of the Borrower in an aggregate amount at least equal to $50,000,000.

       (f) Payment of Fees. The Borrower shall have paid such fees as the Borrower shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including (i) a non-refundable amendment fee in an amount equal to 0.50% of the aggregate Commitments and outstanding Loans (without duplication) of such Lender, for each Lender (other than the Incremental Facility Lender) that executes and delivers this Amendment No. 3 on or before May 12, 1999, (ii) the fees payable to the Incremental Facility Lender pursuant to the Fee Letter among the Borrower, the Parent Shareholder and the Incremental Facility Lender dated May 11, 1999, and (iii) the reasonable fees and expenses of Milbank, Tweed, Hadley &McCloy LLP, special New York counsel to Chase and Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz (h), special Argentine counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Amendment No. 3

       (g) Opinions of Counsel. The Administrative Agent shall have received the following favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 3 Effective Date) covering such matters relating to the Relevant Parties, this Agreement or the other Loan Documents as the Required


                                 Amendment No. 3

   Lenders shall reasonably request (it being understood that portions of such opinion may be given by the respective inside general counsel for one or more of the Relevant Parties); the Borrower, each of the Relevant Parties and Chase, as applicable, hereby requests such counsel to deliver such opinion:

       (i) an opinion of Jones, Day, Reavis & Pogue, special New York counsel for the Relevant Parties;

       (ii) an opinion of each of (A) M. & M. Bomchil, special Argentine counsel for the Borrower and (B) Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz (h), special Argentine counsel for Chase;

       (iii) an opinion of Maples and Calder, special Cayman Islands counsel for the Parent; and

       (iv) an opinion of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase.

       (h) Truth of Representations and Absence of Defaults. The representations and warranties of each Obligor set forth in the Credit Agreement and of each Relevant Party in the other Loan Documents shall be true and correct on the Amendment No. 3 Effective Date (or, if such representation or warranty is given as to a specific date, such representation or warranty shall have been true and correct as of such specific date), and no Default shall have occurred and be continuing, in each case after giving effect to this Amendment No. 3, and the Administrative Agent shall have received a certificate to such effect from a Financial Officer.

       Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in counterparts which, taken together, shall constitute a single document and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. Terms defined in the Credit Agreement are used herein as defined therein. This Amendment No. 3 shall be governed by and construed in accordance with the law of the State of New York.



                                 Amendment No. 3

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the date and year first above written.

                                    NEXTEL ARGENTINA S.R.L.


                                    By      /s/ Jose Felipe
                                       --------------------
                                       Title: Delegate General Manager


                                    Lenders


                                    THE CHASE MANHATTAN BANK



                                    By      /s/ Tracey Navin Ewing
                                       ---------------------------
                                        Title: Vice President



                                    BHF-BANK AKTIENGESELLSCHAFT


                                    By      /s/ Michael Pellerito
                                       --------------------------
                                       Title: Assistant Vice President


                                    By       /s/ Dan Dobrjanskyj
                                       -------------------------
                                       Title: Assistant Vice President


                                 Amendment No. 3

                                    CREDIT SUISSE FIRST BOSTON


                                    By     /s/ Todd C. Morgan
                                       ----------------------
                                       Title: Director

                                    By      /s/ Joel Glodowski
                                      ------------------------
                                       Title:  Managing Director


                                    SOCIETE GENERALE


                                    By
                                       ------------------------
                                     Title:


                                    VAN KAMPEN PRIME RATE INCOME TRUST
                                     (formerly known as Van Kampen American
                                     Capital Prime Rate Income Trust)


                                    By      /s/ Lisa M. Mincheski
                                      ---------------------------
                                       Title: Vice President



                                    KZH IV LLC


                                    By      Peter Chin
                                      ----------------
                                       Title:  Authorized Agent



                                    MOTOROLA CREDIT CORPORATION


                                    By      /s/ Walter F. Kentridge
                                       ----------------------------


                                 Amendment No. 3

                                    Title:   Vice President


                                 Amendment No. 3

                       CONSENT AND AGREEMENT TO AMENDMENT

       Each of the undersigned hereby (1) consents to the amendments provided for in this Amendment No. 3, (2) agrees that each reference to the Credit Agreement in each Loan Document (as defined in the Credit Agreement) to which it is a party shall be a reference to the Credit Agreement as amended by this Amendment No. 3 and (3) confirms its obligations under each Loan Document to which it is a party after giving effect to the amendments set forth in this Amendment No. 3.


NEXTEL INTERNATIONAL, INC.



By      /s/ Michel Buhler
   ----------------------
     Title: Treasurer


NEXTEL INTERNATIONAL (ARGENTINA) LTD.



By    /s/  Jose Felipe
  --------------------
    Title:  Vice President and Treasurer


NEXTEL INTERNATIONAL (HOLDINGS) LTD.



By     /s/ Jose Felipe
  --------------------
     Title:  Vice President


                               Amendment No. 3